Accounting Judgments and Estimates	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Accounting Judgments and Estimates
4.	ACCOUNTING JUDGMENTS AND ESTIMATES

In the application of the Group’s accounting policies, which are described in Note 2, the directors of the Company are required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Following are the key sources of estimation uncertainty at the end of the reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

Estimated useful lives and impairment assessment of property, plant and equipment

Buildings and plant and machinery included in property, plant and equipment are depreciated over their estimated useful lives. The assessment of estimated useful lives is a matter of judgment based on the experience of the Group, taking into account factors such as conditions of the buildings and plant and machinery and changes in market demand. Useful lives are periodically reviewed for their appropriateness.

Property, plant and equipment are evaluated for possible impairment on a specific asset basis or in groups of similar assets, as applicable. This process requires management’s estimate of future cash flows generated by each asset or group of assets. For any instance where this evaluation process indicates impairment, the relevant asset’s carrying amount is written down to the recoverable amount and the amount of the write-down is charged against the consolidated statements of profit or loss and other comprehensive income.

As of December 31, 2018 and 2017, the carrying amounts of property, plant and equipment were RMB1,099,003,000 (US$159,843,000) and RMB1,272,774,000, respectively (net of accumulated impairment losses of RMB10,259,000 as of December 31, 2018 and 2017). No impairment loss was recognized for the years presented.

Estimated impairment of prepaid lease payments

Determining whether prepaid lease payments are impaired requires an estimation of the recoverable amount of the prepaid lease payments. Such estimation was based on certain assumptions, which are subject to uncertainty and might materially differ from the actual results.

As of December 31, 2018 and 2017, the carrying amounts of prepaid lease payments were RMB367,024,000 (US$53,382,000) and RMB376,449,000, respectively. No impairment loss was recognized for the years presented.

Estimated impairment of intangible assets

Determining whether intangible assets are impaired requires an estimation of the value in use to which intangible assets has been allocated. The value in use calculation requires the Group to estimate the future cash flows expected to arise from the Group and a suitable discount rate in order to calculate the present value. A change in the estimated future cash flows and/or the discount rate applied will result in an adjustment to the estimated impairment provision.

As of December 31, 2018 and 2017, the carrying amount of intangible assets was RMB17,000,000 (US$2,473,000) and RMB17,000,000, respectively. No impairment loss was recognized for the years presented.

Provision for expected credit losses on trade receivables

The Group uses a provision matrix to calculate ECLs for trade receivables. The provision rates are based on days past due for each customer.

The provision matrix is initially based on the Group’s historical observed default rates. The Group will calibrate the matrix to adjust the historical credit loss experience with forward-looking information. For instance, if forecast economic conditions (i.e., gross domestic products) are expected to deteriorate over the next year which can lead to an increased number of defaults in the stone processing sector or the property refurbishment sector, the historical default rates are adjusted. At each reporting date, the historical observed default rates are updated and changes in the forward-looking estimates are analysed.

The assessment of the correlation among historical observed default rates, forecast economic conditions and ECLs is a significant estimate. The amount of ECLs is sensitive to changes in circumstances and forecast economic conditions. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of customer’s actual default in the future. The information about the ECLs on the Group’s trade receivables, is disclosed in note 19 to the financial statements.

The Group estimates impairment losses for bad and doubtful debts resulting from the inability of the customers and other debtors to make the required payments. The Group bases the estimates on the aging of the receivable balance, debtors’ credit-worthiness, and historical write-off experience. If the financial condition of the customers and debtors were to deteriorate, actual impairment losses would be higher than estimated.

As of December 31, 2018 and 2017, the carrying amounts of trade receivables were RMB526,974,000 (US$76,644,000) and RMB587,510,000, respectively. No impairment loss of trade receivables was recognized for the years presented.

Allowance for inventories

Management reviews the aging of the inventories at the end of the reporting periods, and makes allowance for obsolete and slow-moving inventory items identified that are no longer suitable for use in production or saleable in the market. Management estimates the net realizable value for such items based primarily on the latest invoice prices and current market conditions.

As of December 31, 2018 and 2017, the carrying amounts of inventories were RMB172,111,000 (US$25,033,000) and RMB178,034,000, respectively. No impairment loss of inventories was recognized for the years presented.

Provision for deferred tax

Determining income tax provisions involves judgement on the future tax treatment of certain transactions. The management evaluates tax implications of transactions and tax provisions are set up accordingly. The tax treatment of such transactions is reconsidered periodically to take into account all changes in tax legislation. Deferred tax assets are recognized for tax losses not yet used and temporary deductible differences. As those deferred tax assets can only be recognized to the extent that it is probable that future taxable profit will be available against which the unused tax credits can be utilised, management’s judgement is required to assess the probability of future taxable profits. Management’s assessment is constantly reviewed and additional deferred tax assets are recognized if it becomes probable that future taxable profits will allow the deferred tax asset to be recovered.